EXHIBIT 32.1
SECTION 1350 CERTIFICATION OF CHIEF EXECUTIVE OFFICER
I, Sylvia Summers Couder, Chief Executive Officer and President of Trident Microsystems, Inc. (the “Registrant”), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:
(1) the Annual Report on Form 10-K of the Registrant for the period ended June 30, 2009 (as amended), to which this certification is attached as an exhibit (the “Report”), fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and
(2) the information contained in the Report (as amended) fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: October 27, 2009	/s/ Sylvia Summers Couder
Sylvia Summers Couder
Chief Executive Officer and President